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                            PNC Student Loan Trust I
                 Student Loan Asset Backed Notes, Series 1997-2


                                                                    EXHIBIT 99



Noteholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing
Agreement (capitalized terms used
herein are defined in Appendix A thereto)

         Distribution Date:      4/27/98

(i)               Principal Factor:
                           (a)  Class A-1:  0.0000000
                                          -----------
                           (b)  Class A-2:  1.0000000
                                          -----------
                           (c)  Class A-3:  1.0000000
                                          -----------
                           (d)  Class A-4:  1.0000000
                                          -----------
                           (e)  Class A-5:  1.0000000
                                          -----------
                           (f)  Class A-6:  1.0000000
                                          -----------
                           (g)  Class A-7:  1.0000000
                                          -----------
                           (h)  Class A-8:   .9354565
                                          -----------
                           (i)  Class A-9:  1.0000000
                                          -----------
                           (j)  Class B:    1.0000000
                                          -----------

(ii) Amount of principal being paid or distributed:

                           (a)  Class A-1 Notes:     $  4,290,611.10
                                                      --------------
                           (b)  Class A-2 Notes:     $        0
                                                      --------------
                           (c)  Class A-3 Notes:     $        0
                                                      --------------
                           (d)  Class A-4 Notes:     $        0
                                                      --------------
                           (e)  Class A-5 Notes:     $        0
                                                      --------------
                           (f)  Class A-6 Notes:     $        0
                                                      --------------
                           (g)  Class A-7 Notes:     $        0
                                                      --------------
                           (h)  Class A-8 Notes:     $ 11,295,119.06
                                                      --------------
                           (i)  Class A-9 Notes:     $        0
                                                      --------------
                           (j)  Class B Notes:       $        0
                                                      --------------
                           (k)  Certificates:        $        0
                                                      --------------







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(iii) (a) Amount of interest being paid or disbributed:

                           (1)  Class A-1 Notes:     $      21,462.59 (based on [One-Month LIBOR]
                                                      ---------------
                           (2)  Class A-2 Notes:     $   1,641,915.00
                                                      ---------------
                           (3)  Class A-3 Notes:     $   1,688,995.00
                                                      ---------------
                           (4) Class A-4 Notes:      $   1,643,730.00
                                                      ---------------
                           (5)  Class A-5 Notes:     $   1,534,550.00
                                                      ---------------
                           (6)  Class A-6 Notes:     $   1,191,175.00
                                                      ---------------
                           (7)  Class A-7 Notes:     $   2,035,220.00
                                                      ---------------
                           (8)  Class A-8 Notes:     $   2,515,366.39 (based on [One-Month LIBOR]
                                                      ----------------
                           (9)  Class A-9 Notes:     $   1,825,112.11 (based on [One-Month LIBOR]
                                                      ----------------
                           (10) Class B Notes:       $     535,289.23 (based on [One-Month LIBOR]
                                                      ----------------
                           (11) Certificates:        $          17.85 (based on One-Month LIBOR)
                                                      ----------------

                  (b)  Applicable Interest Rate - March - April:       Net Loan Rate:
                                                                       -------------
                           (1)  Class A-1: 5.62750%                                     7.1802%
                                          ---------                                   ---------
                           (2)  Class A-2: 6.13800%
                                          ---------
                           (3)  Class A-3: 6.31400%
                                          ---------
                           (4)  Class A-4: 6.44600%
                                          ---------
                           (5)  Class A-5: 6.53000%
                                          ---------
                           (6)  Class A-6: 6.57200%
                                          ---------
                           (7)  Class A-7: 6.72800%
                                          ---------
                           (8)  Class A-8: 5.79750%                                     7.18020%
                                          ---------                                   ----------
                           (9)  Class A-9: 5.86750%                                     7.18020%
                                          ---------                                   ----------
                           (10) ClassB:    5.98750%                                     7.18020%
                                          ---------                                   ----------
                           (11) Certificates: 7.18750%
                                             ---------


                  (b)  Applicable Interest Rate - February - March              Net Loan Rate::
                                                                                -------------
                           (1)  Class A-1: 5.56500%                                     7.17930%
                                          ---------                                   ----------
                           (2)  Class A-2: 6.13800%
                                          ---------
                           (3)  Class A-3: 6.31400%
                                          ---------
                           (4)  Class A-4: 6.44600%
                                          ---------
                           (5)  Class A-5: 6.53000%
                                          ---------
                           (6)  Class A-6: 6.57200%
                                          ---------
                           (7)  Class A-7: 6.72800%
                                          ---------
                           (8)  Class A-8: 5.73500%                                     7.17930%
                                          ---------                                    ---------
                           (9)  Class A-9: 5.80500%                                     7.17930%
                                          ---------                                    ---------
                           (10) ClassB:    5.92500%                                     7.17930%
                                          ---------                                    ---------
                           (11) Certificate:  7.12500%
                                            ----------






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
                  (b)  Applicable Interest Rate - January - February:           Net Loan Rate
                                                                                -------------
                           (1)  Class A-1:    5.54156%                                 7.17710%
                                            ----------                                ---------
                           (2)  Class A-2:    6.13800%
                                            ----------
                           (3)  Class A-3:    6.31400%
                                            ----------
                           (4)  Class A-4:    6.44600%
                                            ----------
                           (5)  Class A-5:    6.53000%
                                            ----------
                           (6)  Class A-6:    6.57200%
                                            ----------
                           (7)  Class A-7:    6.72800%
                                            ----------
                           (8)  Class A-8:    5.71156%                                 7.17710%
                                            ----------                                ---------
                           (9)  Class A-9:    5.78156%                                 7.17710%
                                            ----------                                ---------
                           (10) Class B:      5.90156%                                 7.17710%
                                            ----------                                ---------
                           (11) Certificate:  7.10156%
                                            ----------

(iv)              Amount of distribution allocable to any Noteholders' Interest Carryover:

                  (a)  Class A-1:   $       0
                                     --------
                  (b)  Class A-8:   $       0
                                     --------
                  (c)  Class A-9:   $       0
                                     --------
                  (d)  Class B:     $       0
                                     --------

(v)               Pool Balance at end of preceding Collection Period -    March:   $912,888,749.39
                                                                                   ---------------
                                                                       February:   $925,465,720.86
                                                                                   ---------------
                                                                        January:   $937,234,071.86
                                                                                   ---------------


(vi) After giving effect to distributions on this Distribution Date:

                  (a)              outstanding principal amount of Class A-1 Notes: $             0
                                                                                    ---------------

                  (b)              outstanding principal amount of Class A-2 Notes: $107,000,000.00
                                                                                    ---------------

                  (c)              outstanding principal amount of Class A-3 Notes: $107,000,000.00
                                                                                    ---------------

                  (d)              outstanding principal amount of Class A-4 Notes: $102,000,000.00
                                                                                    ---------------










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

                  (e)              outstanding principal amount of Class A-5 Notes: $ 94,000,000.00
                                                                                    ---------------

                  (f)              outstanding principal amount of Class A-6 Notes: $ 72,500,000.00
                                                                                    ---------------

                  (g)              outstanding principal amount of Class A-7 Notes: $121,000,000.00
                                                                                    ---------------

                  (h)              outstanding principal amount of Class A-8 Notes: $163,704,880.94
                                                                                    ---------------

                  (i)              outstanding principal amount of Class A-9 Notes: $125,450,000.00
                                                                                    ---------------

                  (j)              outstanding principal amount of Class B Notes:   $ 36,050,000.00
                                                                                    ---------------

                  (k)              Certificate Balance: $  1,000.00
                                                       --------------

(vii)             Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee and
                  Eligible Lender Trustee Fee to be allocated for the upcoming Distribution
                  Date: ($2,234,922.55)
                       ----------------


(viii)            (a) Aggregate amount of Realized Losses (if any) for
                  preceeding Collection Period since the last Distribution Date
                  (or since the Closing Date in the case of the first
                  Distribution Date) March: $ 36,614.32
                                            -----------
                                  February: $ 33,432.77
                                            -----------
                                   January: $  2,926.76
                                            -----------

                  (b)  Amount of recoveries
                           (i)  principal   $         0
                                            -----------
                           (ii) interest    $         0
                                            -----------

(ix)              (a)  Amount of distribution attributable to
                       amounts in the Reserve Account: $ 155,570.27
                                                       ------------
                  (b)  Amount of other withdrawals from the
                       Reserve Account: $            0
                                        --------------
                  (c)  Reserve Account balance: $9,288,614.51
                                                -------------
                  (d)  Parity percentage: 99.32086%
                                          ---------
                  (e)  Amount of Parity Percentage Payments: $          0
                                                             ------------

(x)               The aggregate Purchase Amount paid for Financed Student Loans purchased from the Trust during the preceding Collection
                  Period since the last Distribution Date (or since the Closing
                  Date in the case of the first
                  Distribution Date) March: $  1,857,526.13
                                            ---------------
                                  February: $  2,141,004.00
                                            ---------------
                                   January: $   152,433.48
                                            ---------------




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
(xi)              During the Exchange Period only, the aggregate Issuer
                  Consolidation Payments and Adjustment Payments, stated separately, for the preceding Collection Period since the last
                  Distribution Date (or since the Closing Date in the case of the first Distribution Date)

                  Issuer Consolidation Payments:     March:  $        0
                                                              ---------
                                                  February:  $        0
                                                              ---------
                                                   January:  $        0
                                                              ---------

                  Adjustment Payments:               March:   $       0
                                                              ---------
                                                  February:   $       0
                                                              ---------
                                                   January:   $2,115.59
                                                              ---------

(xii)             (a) Amount of Financed Student Loans for March:

                           (1) that are 30 to 60 days delinquent:               $  30,950,405.77
                                                                                 ---------------
                           (2) that are 61 to 90 days delinquent:               $  15,055,376.50
                                                                                 ---------------
                           (3) that are 91 to 120 days delinquent:              $   9,857,095.64
                                                                                ----------------
                           (4) that more than 120 days delinquent:              $   9,755,644.47
                                                                                ----------------
                           (5) for which claims have been filed
                                 with the appropriate Guarantor
                                 and which are awaiting payment:                $   4,751,006.73
                                                                                ----------------

(xii)             (a) Amount of Financed Student Loans for February:

                           (1) that are 30 to 60 days delinquent:               $ 35,650,065.89
                                                                                 --------------
                           (2) that are 61 to 90 days delinquent:               $ 17,944,543.61
                                                                                 --------------
                           (3) that are 91 to 120 days delinquent:              $ 11,088,892.95
                                                                                ---------------
                           (4) that more than 120 days delinquent:              $  8,484,035.81
                                                                                ---------------
                           (5) for which claims have been filed
                                 with the appropriate Guarantor
                                 and which are awaiting payment:                $  4,609,053.53
                                                                                ---------------

(xii)             (a) Amount of Financed Student Loans for  January:

                           (1) that are 30 to 60 days delinquent:               $ 36,667,752.75
                                                                                ---------------
                           (2) that are 61 to 90 days delinquent:               $ 15,565,373.11
                                                                                ---------------
                           (3) that are 91 to 120 days delinquent:              $ 11,622,644.22
                                                                                ---------------
                           (4) that more than 120 days delinquent:              $ 10,930,681.24
                                                                                ---------------
                           (5) for which claims have been filed
                                 with the appropriate Guarantor
                                 and which are awaiting payment:                $  4,898,558.77
                                                                                ---------------




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